Commitments	12 Months Ended
Dec. 31, 2025
Sociedad Minera Cerro Verde S.A.A.
Disclosure of Commitments and contingencies [Line Items]
Commitments

23.   Commitments

In December 2025, the Company entered into a long-term wastewater offtake agreement with Servicio de Agua Potable y Alcantarillado de Arequipa S.A. (SEDAPAR), to operate, maintain and expand the existing wastewater treatment plant (PTAR La Enlozada) through the later of December 31, 2060, or the end of the mine life. In accordance with the agreement, the Company has committed US$363 million, including US$247 million for the expansion of the wastewater treatment plant and US$116 million for additional infrastructure projects specified by SEDAPAR. The Company will also complete US$510 million of water and sanitation facility projects, whereby costs will be recovered through tax credits from the Peruvian government under the works‑for‑taxes mechanism. If the new capacity of the wastewater treatment plant is exceeded, the Company will develop a new system to expand its capacity for up to US$419 million, which would be also carried out under the works‑for‑taxes mechanism. The agreement will provide the Company with preferential rights to a portion of the treated water and secures long-term access to water to support its operations. Commencement of the expansion and additional infrastructure projects is pending SEDAPAR providing land and obtaining the necessary permits. The Company assessed onerous contract indicators under IAS 37 and, as of the reporting date, no provision is required; the assessment will be updated as costs and conditions evolve.